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                          SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C.


                                       FORM 8-K

                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported) OCTOBER 23, 1997
                                                     ----------------------

                                  AMERIN CORPORATION
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                (Exact Name of Registrant as Specified in its Charter)

                                       DELAWARE
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                    (State or Other Jurisdiction of Incorporation)

    0-27146                                      11-3085148
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(Commission File Number)          (I.R.S. Employer Identification No.)

                    200 EAST RANDOLPH DRIVE, CHICAGO, IL    60601-7125
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                (Address of Principal Executive Offices)    (Zip Code)

                                     (312) 540-0078
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                 (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS.

         This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Amerin Corporation for the purpose of providing the information set forth in a press release issued by the Company on October 23, 1997, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference, and to file a related exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

    (a)  Financial Statement of Businesses Acquired.

         None.

    (b)  Pro Forma Financial Information.

         None.

    (c)  Exhibits.

         The following exhibits are filed herewith:

         99.1 Press Release dated October 23, 1997.

         99.2 Termination Agreement (dated October 22, 1997) with respect to Amended and Restated Shareholders Agreement dated November 1, 1995.

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                                      SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AMERIN CORPORATION



                              /s/ Randolph C. Sailer II
                             ---------------------------------------
                             Randolph C. Sailer II
                             Senior Vice President, General Counsel
                             and Secretary
Date: November 6, 1997

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                                    EXHIBIT INDEX



EXHIBIT
NUMBER                            DESCRIPTION

99.1                         Press Release dated October 23, 1997

99.2 Termination Agreement (dated October 22, 1997) with respect to Amended and Restated Shareholders Agreement dated November 1, 1995.